UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016

HOLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36214	04-2902449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

(508) 263-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 14, 2016, Hologic, Inc. (the “Company”) announced that it had entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Grifols Diagnostic Solutions Inc., a Delaware corporation (“Buyer”), and Grifols, S.A., a company (sociedad anónima) organized under the laws of Spain (“Grifols”), pursuant to which (i) the parties will terminate their Existing Collaboration Agreement (as defined below), (ii) the Company will sell to Buyer substantially all of the assets used in connection with the business of the development and manufacture of products in connection with nucleic acid probe-based testing in human blood, plasma, other blood products, human cells, organs or tissue intended for or associated with transfusion or transplantation (the “Business”) and (iii) Buyer will assume substantially all of the liabilities of the Business, for an aggregate purchase price equal to $1.85 billion in cash, subject to certain adjustments for inventory as set forth in the Purchase Agreement.

The Company and Grifols are currently jointly engaged in the development, manufacture, commercialization, marketing and sale of certain blood screening products, pursuant to that certain Restated Agreement, dated as of July 24, 2009, by and between Gen-Probe Incorporated and Grifols Diagnostic Solutions Inc. (as assignee of Novartis Vaccines and Diagnostics, Inc.) (as amended, the “Existing Collaboration Agreement”).

The Purchase Agreement contains customary representations, warranties and covenants of the Company (regarding the Business) and Buyer. The consummation of the transactions contemplated by the Purchase Agreement is subject to certain conditions, including without limitation: (i) the absence of any law or injunction enacted, issued, promulgated, enforced or entered by any governmental authority prohibiting the consummation of the transactions contemplated by the Purchase Agreement; (ii) the expiration or termination of any waiting period applicable to the transactions contemplated by the Purchase Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the accuracy of the parties’ representations and warranties; (iv) the absence of a Material Adverse Effect (as defined in the Purchase Agreement); (v) the compliance by the parties with their respective covenants, obligations and agreements under the Purchase Agreement; and (vi) the delivery and effectiveness of certain ancillary documents and agreements, including a Collaboration Agreement, a Supply Agreement, a Transition Services Agreement and an Intellectual Property License. The consummation of the transactions contemplated by the Purchase Agreement is not subject to a financing condition.

The Purchase Agreement provides that the Company and/or Buyer may terminate the Purchase Agreement under certain circumstances, including (i) by mutual written consent of the parties; (ii) by either party for certain breaches of the Purchase Agreement that are not cured; (iii) by either party if the transaction is not consummated on or before June 30, 2017; or (iv) by either party if any governmental authority has issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Business, the Company, Buyer or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Purchase Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (iv) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Buyer or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission.

Item 7.01. Regulation FD

On December 14, 2016, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of December 14, 2016, by and among Hologic, Inc., Grifols Diagnostic Solutions Inc. and Grifols, S.A.

99.1	Press Release issued by Hologic, Inc. on December 14, 2016.

Forward-Looking Statements

This communication contains forward-looking statements, including statements related to proposed transaction and other statements regarding the Company’s current expectations, prospects and opportunities. These forward-looking statements are covered by the “Safe Harbor for Forward-Looking Statements” provided by the Private Securities Litigation Reform Act of 1995. The Company has tried to identify these forward looking statements by using words such as “expect,” “anticipate,” “estimate,” “plan,” “will,” “would,” “should,” “could,” “forecast,” “believe,” “guidance,” “projection,” “target” or similar expressions, but these words are not the exclusive means for identifying such statements. The Company cautions that a number of risks, uncertainties and other factors could cause the Company’s actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation that the conditions to closing the transaction will be satisfied; the impact of the transaction on the Company’s business, its financial and operating results and its employees, suppliers and customers; factors affecting the feasibility and timing of any transaction or other action, including, without limitation, required third-party consents and regulatory approvals; the ability to identify and close any transaction; and risks related to realization of the expected benefits of the transaction or other action to the Company and its stockholders. For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLOGIC, INC.

Date: December 14, 2016	By:	/s/ John M. Griffin
Name: John M. Griffin Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of December 14, 2016, by and among Hologic, Inc., Grifols Diagnostic Solutions Inc. and Grifols, S.A.

99.1	Press Release issued by Hologic, Inc. on December 14, 2016.